EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE / FINANCIAL OFFICER
MARINE EXPLORATION, INC.
PURSUANT TO 18 U.S.C. SECTION 1350

I hereby certify that, to the best of my knowledge, the annual report on Form 10-K/A No. 3 of Marine Exploration, Inc. for the period ending June 30, 2009:

     (1) complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of Marine Exploration, Inc.

/s/ Mark Goldberg
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A signed  original  of this  written  statement  required  by Section 906 of the
Sarbanes-Oxley Act of 2002 has been provided to Marine Exploration, Inc. and will be retained by Marine Exploration, Inc. and furnished to the Securities and Exchange Commission upon request.